Exhibit 99.1

Breeze Holdings Acquisition Corp. Announces Definitive Agreement to Merge with YD Biopharma Limited

YD Biopharma is a Clinical-Stage Biopharmaceutical Company Focusing on Cancer Prevention Diagnostics and Seeking to Transform the Treatment of a Wide Spectrum of Diseases

Pro Forma for the Transaction, Combined Company is Expected to Have an Estimated Enterprise Value of Nearly $700 Million

The Proposed Merger is Expected to Close by Early 2025; After Closing, the Combined Company is Expected to be Listed on Nasdaq Capital Market

YD Biopharma has Recently Obtained Patents, Technology, and U.S. Authorization for Core Methylation Detection of Pancreatic Cancer, Along with Entering into an Agreement to Acquire Licenses for Breast Cancer Detection Upon the Closing of the Merger

Irving, Texas, September 25, 2024 – Breeze Holdings Acquisition Corp. (OTCQX: BRZH, BRZHR, BRZHW) (“Breeze” or the “Company”), a publicly traded special purpose acquisition company, has entered into a definitive agreement to merge with YD Biopharma Limited (“YD Biopharma”), a clinical-stage biopharmaceutical company focusing on cancer prevention medical diagnostics and the development of exosome-based therapeutics with the potential to transform the treatment of a wide spectrum of diseases with high unmet medical need. Following the closing, the combined company is expected to be listed on the Nasdaq Capital Market.

Using Technology to Detect Health Problems Early On

YD Biopharma specializes in the biopharmaceutical business and serves as a supplier of drugs and medical materials for clinical trials. In 2015, YD Biopharma was appointed as a clinical testing drug supplier by Novartis and has since expanded its offerings to include development and supply of ancillary products post-launch. YD Biopharma’s mission is to create a cancer-free world through advancements in biotechnology.

More recently, YD Biopharma obtained patent and technology authorization from 3D Global Biotech Inc. (“3D Biotech”) to pioneer the application of corneal mesenchymal stem cells and their exosomes for treating eye diseases. YD Biopharma has introduced new advanced drugs and treatments for conditions such as dry eye disease, glaucoma, and corneal repair. YD Biopharma aims to optimize the treatment market for eye diseases by distribution through pharmacies, optometrists, and other channels.

Earlier this year, YD Biopharma obtained patents, technology and U.S. market authorization from EG Biomed Taiwan for core methylation detection of pancreatic cancer with high sensitivity, specificity and accuracy. This partnership has led to the establishment of an independent laboratory in the U.S. dedicated to pancreatic cancer early detection and monitoring technology that marks a significant expansion of YD Biopharma’s research and development capabilities to collaborate with hospitals, insurance companies and pharmaceutical companies to reach new patients.

YD Biopharma has also recently negotiated related authorizations for breast cancer detection to further expand the Company’s product offerings. YD Biopharma is in the process of acquiring licenses from EG BioMed Taiwan for advanced breast cancer detection technology in the U.S., E.U., and Asia-Pacific that has high sensitivity, specificity and accuracy. The acquisition of the licenses for EG Biomed’s breast cancer detection technology in the U.S., E.U., and Asia-Pacific is expected to be consummated simultaneously with the closing of the merger with Breeze.

Management Commentary

Dr. Ethan Shen, the Founder, Chairman and CEO of YD Biopharma, has an extensive background in the pharmaceutical industry having worked at a well-known global pharmaceutical company. Inspired by his father’s struggle with cancer and subsequent passing, Dr. Shen is dedicated to eradicating cancer and helping people to avoid chronic and painful treatments through early detection.

Dr. Shen stated the following regarding the proposed transaction, “I’m pleased to announce the next phase of our strategy as we embark on a public listing in the U.S. through the proposed business combination with Breeze. Since our founding in 2013, we’ve made significant strides in expanding our capabilities through organic innovation, licensing agreements, and notable strategic partnerships. We have a strategic roadmap in place for accelerated growth and a compelling story to tell in the U.S. market as we aim to deliver health problem detection at an earlier stage than ever before through minimal intervention.”

J. Douglas Ramsey, Ph.D., Chairman and CEO of Breeze, commented, “From day one, it has been our mission at Breeze to find a company with innovative and disruptive technology that has the potential to deliver significant growth to our shareholders. We are highly optimistic about the proposed business combination with YD Biopharma, a company that we believe is a true outlier in the biotech industry with strong growth potential in a variety of healthcare markets. We are working closely with their team to expeditiously close the transaction by early 2025 and move forward with YD Biopharma as a publicly traded company in the U.S.”

YD Biopharma Key Investment Highlights

●	Proven Capabilities Across a Broad Spectrum of Solutions: YD Biopharma has an extensive suite of solutions ranging from ophthalmology cellular drug development to pancreatic and breast cancer diagnostics to nutritional product sales.

●	Notable Strategic Partnerships, Offering Validation and Growth Potential: YD Biopharma is a clinical testing drug supplier for Novartis, a top five global pharmaceutical company, as well as having licensing partnerships with EG BioMed for pancreatic cancer detection and 3D Global Biotech to develop treatment for eye disorders.

●	Proprietary Technology Supported by Licensing Agreements and IP Portfolio: Multi-decade, exclusive licensing agreements and owned, patented technology provides YD Biopharma with significant competitive first-mover advantage in each of its clinical markets.

●	Large and Underserved Markets for Each Solution Showcase Untapped Growth Potential: Multi-billion-dollar global market sizes and high single digit CAGRs over the next decade provide significant growth potential for YD Biopharma’s solutions.

●	Strong Leadership Team with Deep Expertise in Biotech and Finance: YD Biopharma has a founder-led management team with experience in new drug development, medical-grade health product development, pharmacy channel development, and financial management and accounting.

Transaction Overview

Under the terms of the business combination agreement, Breeze and YD Biopharma will each merge into wholly-owned subsidiaries of a newly formed Cayman holding company expected to be named “YD Biopharma Holdings Limited” and is anticipated to be listed on the Nasdaq Capital Market.

Assuming no redemptions, the combined company will have an estimated post-transaction enterprise value of $694 million, consisting of an estimated equity value of $715 million, $21.0 million in cash and no debt. Cash proceeds raised will consist of Breeze’s $10.1 million cash in trust (before redemptions and payment of any transaction expenses) and $15 million in anticipated new capital.

YD Biopharma intends to use the proceeds from the transaction to expand production and continue development, approval and launch of new technologies.

The transaction has been unanimously approved by the boards of directors of both YD Biopharma and Breeze. It is expected to close by early 2025, subject to regulatory and stockholder approvals, and other customary closing conditions. Additional information may be found in the Current Report on Form 8-K that was filed by Breeze Holdings today with the U.S. Securities and Exchange Commission.

Upon completion of the transaction, YD Biopharma will continue to be led by Founder, Chairman, and CEO Dr. Ethan Shen. Wu Cheng-fend will serve as Chief Medical Officer, and May Tsai will serve as Chief Business Officer.

Advisors

ArentFox Schiff LLP and Ogier are acting as legal advisors to YD Biopharma. I-Bankers Securities, Inc. is acting as financial advisor to Breeze Holdings. Woolery & Co. PLLC is acting as legal advisor to Breeze Holdings.

About YD Biopharma

YD Biopharma Limited is a clinical-stage biopharmaceutical company focusing on cancer prevention medical diagnostics and the development of exosome-based therapeutics with the potential to transform the treatment of a wide spectrum of diseases with high unmet medical need. Through continuous effort and innovation, the Company has also become a recognized supplier of clinical trial drugs and has begun developing and supplying post-market auxiliary products.

For more information, please visit www.yd-biopharma.com.

About Breeze Holdings Acquisition Corp.

Breeze Holdings is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combinations with one or more businesses or entities.

Additional Information and Where to Find It

This press release relates to a proposed business combination transaction involving Breeze Holdings and YD Biopharma. In connection with the proposed transaction, a newly-formed Cayman exempted company expected to be named “YD Biopharma Holdings Limited” (“YD Holdings”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 that will include a proxy statement of Breeze and that also will constitute a prospectus of YD Holdings with respect to the ordinary shares of YD Holdings to be issued in the proposed transaction (the “Proxy Statement/Prospectus”). This document is not a substitute for the Proxy Statement/Prospectus. The definitive Proxy Statement/Prospectus (if and when available) will be delivered to Breeze Holdings’ and YD Biopharma’s stockholders. Breeze Holdings may also file other relevant documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF BREEZE HOLDINGS AND YD BIOPHARMA AND OTHER INTERESTED PARTIES ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BREEZE HOLDINGS, YD HOLDINGS, YD BIOPHARMA, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders of Breeze Holdings and YD Biopharma may obtain free copies of the Registration Statement and Proxy Statement/Prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Breeze Holdings through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Breeze Holdings will be available free of charge at Breeze Holdings Acquisition Corp., 955 W. John Carpenter Fwy., Suite 100-929, Irving, TX 75039, attention: J. Douglas Ramsey.

Participants in the Solicitation

Breeze Holdings, YD Biopharma and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Breeze Holdings and YD Biopharma in respect of the proposed transaction. Information about Breeze Holdings’ directors and executive officers and their ownership of Breeze Holdings common stock is set forth in Breeze Holdings’ filings with the SEC, including its Annual Report on Form 10-K/A for the year ended December 31, 2023 filed with the SEC on April 25, 2024 (the “Annual Report”). To the extent that holdings of Breeze Holdings’ securities have changed since the amounts included in the Annual Report, such changes have been or will be reflected on Statements of Change in Ownership of Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among other things, statements regarding the anticipated benefits and impact of the proposed transaction on the combined company’s business and future financial and operating results, the anticipated timing of closing of the proposed transaction, the anticipated growth of the industries and markets in which YD Biopharma competes, the success and customer acceptance of YD Biopharma’s product and service offerings and other aspects of YD Biopharma’s operations, plans, objectives, opportunities, expectations or operating results, the expected ownership structure of the combined company and the likelihood and ability of the parties to successfully consummate the proposed transaction. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “intend,” “estimated,” “target,” “project,” and similar phrases or words of similar meaning that denote future expectations or intent regarding the combined company’s financial results, operations and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Such forward-looking statements are based upon the current beliefs and expectations of management and are inherently subject to significant business, economic and competitive risks, uncertainties and other factors, both known and unknown, which are difficult to predict and generally beyond our control and that may cause actual results and the timing of future events to differ materially from the results and timing of future events anticipated by the forward-looking statements in this press release, including but not limited to: (i) the ability of the parties to complete the proposed transaction within the time frame anticipated or at all, which may adversely impact the price of Breeze Holdings’ securities; (ii) the failure to realize the anticipated benefits of the proposed transaction or those benefits taking longer than anticipated to be realized; (iii) the risk that the proposed transaction may not be completed by Breeze Holdings’ business combination deadline and the potential failure to obtain further extensions of the business combination deadline if sought by Breeze Holdings; (iv) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the definitive merger agreement by the stockholders of Breeze Holdings or YD Biopharma, the receipt of any required governmental or regulatory approvals or the failure to meet the Nasdaq listing standards in connection with the closing of the proposed transaction; (v) the lack of a third party valuation in determining whether or not to pursue the proposed transaction; (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive merger agreement; (vii) the impact of the COVID-19 pandemic or related governmental or regulatory orders ; (viii) the effect of the announcement or pendency of the proposed transaction on YD Biopharma’s business relationships, performance and business generally; (ix) risks that the proposed transaction disrupts current plans and operations of YD Biopharma and any potential difficulties in YD Biopharma employee retention as a result of the proposed transaction; (x) the outcome of any legal proceedings that may be instituted against YD Biopharma or Breeze Holdings related to the definitive merger agreement or the proposed transaction or any product liability or regulatory lawsuits or proceedings relating to YD Biopharma’s products or services; (xi) the ability to maintain the listing of YD Holdings’ securities on the Nasdaq Capital Market after the closing of the proposed transaction; (xii) potential volatility in the price of Breeze Holdings’ securities due to a variety of factors, including changes in the competitive and highly regulated industries in which YD Biopharma operates, variations in performance across competitors, changes in laws and regulations affecting YD Biopharma’s business, and changes in the combined company’s capital structure; (xiii) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the proposed transaction; (xiv) the risk of downturns and the possibility of rapid change in the highly competitive industries in which YD Biopharma operates or the markets that YD Biopharma targets; (xv) the inability of YD Biopharma and its current and future collaborators to successfully develop and commercialize YD Biopharma’s products and services in the expected time frame or at all; (xvi) the risk that the combined company may never achieve or sustain profitability or may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xvii) the costs of the proposed transaction. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties and factors, including those described in Breeze Holdings’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by Breeze Holdings from time to time. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. The forward-looking statements included in this press release are made only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof. Forecasts and estimates regarding YD Biopharma’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or to buy any securities or a solicitation of any proxy, consent, vote or approval with respect to any securities in respect of the proposed transaction and is not a substitute for the Proxy Statement/Prospectus or any other document that Breeze Holdings may file with the SEC or send to Breeze Holdings’ or YD Biopharma’s stockholders in connection with the proposed transaction. No offer, sale, issuance or transfer of securities shall be made in any jurisdiction in which such offer, sale, issuance or transfer would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

YD Biopharma Limited

Bob Chiu

bobc95@udn-pharm.com

Breeze Holdings Acquisition Corp.

Investor Relations

Cody Slach and Cody Cree

Gateway Group

(949) 574-3860

BREZ@gateway-grp.com

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